SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]	Preliminary Proxy Statement
[_]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]	Definitive Proxy Statement
[_]	Definitive Additional Materials
[_]	Soliciting Material Under Rule 14a-12

Bodisen Biotech, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
[_]	Fee paid previously with preliminary materials:
[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

BODISEN BIOTECH, INC.
North Part of Xinquia Road, Yang Ling AG
High-Tech Industries Demonstration Zone
Yang Ling, People’s Republic of China 712100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 27, 2006

Dear Stockholders:

NOTICE IS HEREBY GIVEN that an Annual Meeting of the Stockholders of Bodisen Biotech, Inc., a Delaware corporation (the “Company”), will be held at Two Embarcadero Center, Suite 2000, San Francisco, CA 94111 on December 27, 2006 at 11 a.m. Pacific time, for the purposes of considering and acting upon the following proposals:

1. To elect the Company’s board of directors (the “Board of Directors”) to serve until the next annual meeting of stockholders held to elect directors and until their successors are elected and qualified;

2. To ratify the appointment of Kabani & Company, Inc. as the Company’s independent auditors; and

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on November 27, 2006 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. You are urged to fill in the enclosed proxy and to sign and forward it in the enclosed business reply envelope, which requires no postage if mailed in the United States. It is important that your shares be represented at the meeting. Any stockholder who signs and sends in a proxy may revoke it by executing a new proxy with a later date, by written notice of revocation to the Secretary of the Company at any time before it is voted, or by attending the meeting and voting in person. Your vote is important regardless of the number of shares of stock that you hold.

By order of the Board of Directors,

Yongning Zhang
Secretary

December 4, 2006

BODISEN BIOTECH, INC.

PROXY STATEMENT

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of Bodisen Biotech, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of the Stockholders to be held at Two Embarcadero Center, Suite 2000, San Francisco, CA 94111 on December 27, 2006 at 11 a.m. Pacific time, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the Board of Director’s Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

These proxy solicitation materials, together with the Company’s annual report in the form of Form 10-KSB/A for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission (“SEC”), are being mailed to stockholders on or about December 4, 2006.

All proxies which are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the instructions you give on the proxy. You may revoke your proxy at any time before it is voted either by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person.

RECORD DATE AND VOTING

The close of business on November 27, 2006 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. As of the record date, we had outstanding 18,310,250 shares of common stock, par value $0.0001 per share.

The presence, in person or by proxy, of a majority of the outstanding shares of common stock is required to establish a quorum. Each stockholder of record is entitled to one vote for each share held on all matters to come before the meeting. All proxies which are returned will be counted by the inspector of elections or the Secretary of the Company in determining the presence of a quorum and on each issue to be voted on for which a vote was cast. An abstention from voting or a broker non-vote will be counted for purposes of determining the presence of a quorum, but will not be counted in the voting process.

The shares represented by proxies that are returned properly signed will be voted in accordance with each stockholder’s directions. If the proxy card is signed and returned without direction as to how the shares are to be voted, the shares will be voted as recommended by the Board of Directors.

The terms “Bodisen,” the “Company,” “we,” “us,” or “our” refer to Bodisen Biotech, Inc., a Delaware corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of November 27, 2006, by:

(i)	each person known to beneficially own more than five percent of our common stock;

(ii)	each of our directors, and executive officers; and

(iii)	all of our directors and executive officers as a group.

The number of shares beneficially owned by each director, or executive officer is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power. In addition, beneficial ownership includes any shares that the individual has the right to acquire within 60 days. Unless otherwise indicated, each person listed below has sole investment and voting power (or shares such powers with his or her spouse). In certain instances, the number of shares listed includes (in addition to shares owned directly) shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest.

		Percentage of
	Number of Shares	Shares Beneficially
Name of Beneficial Owner (1)	Beneficially Owned	Owned
Qiong Wang (2)	3,748,780	20.5%
Bo Chen (3)	3,584,096	19.6%
Patrick McManus (4)	68,000	*
David Gatton (4)	68,000	*
Linzhang Zhu	0	*
Wang Chunsheng	0	*
Yiliang Lai	0	*
All officers and directors as a group (7 persons)	7,462,626	40.6%
____________________

*	Less than 1%.

(1)	The address of each beneficial owner is c/o Bodisen Biotech, Inc., North Part of Xinquia Road, Yang Ling AG, High-Tech Industries Demonstration Zone, Yang Ling, People’s Republic of China 712100.

(2)	Of the shares beneficially owned by Qiong Wang, 3,028,780 are owned by a dependent daughter.

(3)	Of the shares beneficially owned by Bo Chen, 2,894,096 are owned by a dependent son.

(4)

With respect to each Director, such amount includes (i) 50,000 options immediately exercisable at $5.00 per share, (ii) 5,000 options immediately exercisable at $5.80 per share and (iii) 13,000 options immediately exercisable at $6.72 per share.

No Director, executive officer, affiliate or any owner of record or beneficial owner of more than 5% of any class of voting securities of the Company is a party adverse to the Company or has a material interest adverse to the Company.

OUR BOARD OF DIRECTORS

Committees

Our Board of Directors has an Audit Committee, a Nominating Committee, and a Compensation Committee. Our Board of Directors has determined that David Gatton, Patrick McManus, and Linzhang Zhu, the members of these committees, are “independent directors” under the current independence standards of The American Stock Exchange Company Guide Section 121 and meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board of Directors has also determined that these persons have no material relationships with us – either directly or as a partner, stockholder or officer of any entity – which could be inconsistent with a finding of their independence as members of our Board of Directors. The committees and the committee members are listed below:

1.	Audit Committee: Patrick McManus, CPA (Chairman), David Gatton and Linzhang Zhu

2.	Nominating Committee: Linzhang Zhu (Chairman), David Gatton and Patrick McManus

3.	Compensation Committee: David Gatton (Chairman), Patrick McManus and Linzhang Zhu

Nominating Committee

The function of the Nominating Committee is to assist and advise the Board of Directors with respect to:

  identifying individuals qualified to become members of the Board of Directors;

  recommending to the Board of Directors the director nominees for the next annual meeting of stockholders;

  evaluating the overall functioning and performance of the Board of Directors and its committees; and

  developing and overseeing a set of corporate governance guidelines for the Company.

The Nominating Committee has a charter, a current copy of which is included as Appendix A. The Nominating Committee evaluates all nominees, including current directors who may be up for re-election, based on several different professional criteria and in accordance with the minimum requirements as established in its charter and in the Company’s Articles of Incorporation and Bylaws. The Nominating Committee will consider candidates recommended by stockholders. Stockholders can recommend qualified candidates for the Board of Directors by submitting the candidate’s name and qualifications to: Linzhang Zhu, Chairman, Nominating Committee, Bodisen Biotech, Inc., North Part of Xinquia Road, Yang Ling AG, High-Tech Industries Demonstration Zone, Yang Ling, People’s Republic of China 712100. There are no differences in the manner in which the Nominating Committee evaluates nominees for director based on whether the nominee was recommended by a stockholder. Among other things, the Nominating Committee takes into account, when acting upon nominees, factors such as familiarity with the industry in which the Company operates, experience in working with China-based companies, the relevant expertise of its directors and director nominees, whether the director or nominee would be considered independent, the time that the director or nominee will be able to devote to Company matters, experience with US public companies, language skills and other factors. The Nominating Committee believes that it is appropriate to include representation of senior management on the board of directors. The Nominating Committee had no meetings during 2005. The Nominating Committee has approved and recommended the nominees for election as director at this Annual Meeting of Stockholders.

Audit Committee

The function of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its oversight responsibility to stockholders, potential stockholders, the investment community and others relating to:

  the integrity of the Company’s financial statements;

  the financial reporting process;

  the systems of internal accounting and financial controls;

  the performance of the Company’s internal audit function and independent auditors;

  the independent auditors’ qualifications and independence; and

  the Company’s compliance with ethics policies and legal and regulatory requirements.

The Audit Committee met 8 times during 2005. The Board of Directors has adopted a written charter for the Audit Committee, which is included as Appendix B.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2005 with management, and has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent auditors the independent auditors’ independence; and based on the review and discussions referred above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the SEC. The Board of Directors has determined that each member of the Audit Committee is “financially literate” and that Mr. McManus is an audit committee financial expert.

AUDIT COMMITTEE

Patrick McManus, CPA (Chairman)
David Gatton
Linzhang Zhu

Compensation Committee

The function of the Compensation Committee is to evaluate, recommend to the Board of Directors, and/or determine, the compensation levels of the Company’s executives, including the Chief Executive Officer; and the equity allocations relating to the Company’s equity programs.

No member of our Compensation Committee has at any time been an officer or employee of ours or our subsidiary. No interlocking relationship exists between our Board of Directors or Compensation Committee and the Board of Directors or compensation committee of any other company, nor has any interlocking relationship existed in the past. The Compensation Committee met on 2 occasions during 2005.

Board Meetings

The total number of meetings of the Board of Directors, including regularly scheduled and special meetings that were held during the fiscal year ended December 31, 2005 was 3. All of our incumbent directors other than Mr. Zhu (who was not then a director) attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors held during the period for which they are directors, and (2) the total number of meetings held by all committees of the Board of Directors on which they served during the periods that they served.

Director Attendance at Annual Meetings

The Company’s policy is to encourage members of its Board of Directors to attend the annual meeting of stockholders and generally schedules a meeting of the Board of Directors on the date of the annual meeting to make it more convenient for them to do so. The Company did not hold an annual meeting in the prior year.

Communications by Stockholders to Board of Directors

Stockholders may communicate with the Board of Directors as a group, or any specified individual director, by writing to the Company at Bodisen Biotech, Inc., North Part of Xinquia Road, Yang Ling AG, High-Tech Industries Demonstration Zone, Yang Ling, People’s Republic of China 712100.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

The following table contains information concerning the compensation of our chief executive officer for the fiscal year ended December 31, 2005. No executive officer had compensation in excess of $100,000 in the fiscal year ended December 31, 2005.

Summary Compensation Table

					Long Term Compensation
	Annual Compensation				Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
						Securities
					Restricted	Under-
Name And					Stock	Lying	LTIP	All Other
Principal		Salary	Bonus	Other Annual	Compensation	Options/	Payouts	Compensation
Position	Year	($)	($)	Compensation	($)	SARs (#)	($)	($)
Qiong Wang, Chief	2005	31,450	-0-	-0-	N/A	N/A	N/A	N/A
Executive Officer	2004	23,220	-0-	-0-	N/A	N/A	N/A	N/A
and Chairman	2003	4,400	-0-	-0-	N/A	N/A	N/A	N/A

Compensation of Directors

Directors of the Company receive compensation for their services and reimbursement for their expenses as determined by the Board of Directors from time to time. In fiscal 2005, Messrs. Gatton and McManus were each awarded 13,000 options exercisable at $6.72 per share.

Family Relationships

There are no family relationships among any of the executive officers or directors.

STOCKHOLDER PROPOSALS

It is anticipated that our next annual meeting of stockholders will be held on or about June 18, 2007. Stockholders who wish to submit a proposal for inclusion in our proxy materials to be distributed in connection with next year’s annual meeting must submit their proposal so that we receive it no later than the close of business on March 18, 2007. Any such proposal must be in accordance with the requirements of Rule 14a-8 under the Exchange Act. Pursuant to such rule, simply submitting a proposal does not guarantee that it will be included in our proxy materials. All proposals and notices should be sent by certified mail, return receipt requested, to Bodisen Biotech, Inc., North Part of Xinquia Road, Yang Ling AG, High-Tech Industries Demonstration Zone, Yang Ling, People’s Republic of China 712100, to the attention of the Secretary. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or matter that does not comply with these and other applicable requirements.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and any person who owns more than 10% of our common stock, to file with the SEC initial reports of ownership of our common stock within 10 days of becoming a director, executive officer or greater than 10% stockholder, and reports of changes in ownership of our common stock before the end of the second business day following the day on which a transaction resulting in a change of ownership occurs. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to provide us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports provided to us and written representations that no other reports were required, during the fiscal year ended December 31, 2005, none of our directors or executive officers or greater than 10% stockholders timely complied with the filing requirements of Section 16(a). Corrective filings required by Section 16(a) were made by all such persons in March 30 or April 4, 2006.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The Board of Directors proposes the election of all of the following nominees as members of the Board of Directors, each to serve until the next annual meeting of stockholders held to elect directors and until their successors are elected and qualified.

Qiong Wang, 42, Chairman and Chief Executive Officer of Bodisen and Yang Ling - Mrs. Qiong Wang has served as the Chairman of the Board of Bodisen since February 2004 and she has been on the board of Yang Ling since Yang Ling was founded in August 2001. Mrs. Qiong Wang has over 10 years experience in the fertilizer and chemical industry. From 1997 to May 2001, she was the Chief Executive Officer and President of Shaanxi Bodisen Chemical Co., Ltd., which changed its name to Bodisen International, Inc. on August 31, 2001. From May 1996 to December 1997, she was the President of Yang Ling Kangyuan Agricultural Chemical Company, a company dedicated to the research and development of agricultural products. Mrs. Qiong Wang graduated from North-West Agronomy College, with a Bachelor of Science degree in 1986.

Bo Chen, 49, Director and President of Bodisen and Yang Ling - Mr. Chen, the President of Bodisen, is one of its original founders and stockholders. From August 1997 to August 2001, Mr. Bo Chen was Chief Operations Officer and Chief Technology Officer of Shaanxi Bodisen Chemical Co., Ltd. From July 1994 to December 1997, he was the Chief Executive Officer and President of Yang Ling Shikanglu Chemurgical Technology Development Co., Ltd. Mr. Chen received his Bachelor of Science degree from Shaanxi Normal College in July 1984.

Patrick McManus, 52, Director of Bodisen - Mr. Patrick McManus, CPA, J.D joined Bodisen’s Board of Directors on May 1, 2004 as an independent board member. Mr. McManus brings over 25 years of experience in business, finance and law to Bodisen. He was elected Mayor of the City of Lynn, Massachusetts in 1992 and served in this position until his retirement to the private practice of law and accounting in 2002. While serving the City of Lynn as its Mayor, he was elected a member and trustee of the Executive Committee of the U.S. Conference of Mayors (USCM) with responsibility for developing policy for the USCM. He also served as the Chairman of the USCM Science and Technology Subcommittee, the Urban Water Council, and the USCM Audit Committee. Mayor McManus started his career in business with the General Electric Company in 1979, and was a Professor of Business and Finance at Salem State College in Massachusetts. Mayor McManus is an expert on China. He was instrumental in establishing a close alliance as well as coordinating a regular exchange of visits by members of the U.S. Conference of Mayors and the China Association of Mayors. Mr. McManus has been a Certified Public Accountant since 1985. Mr. McManus received his Juris Doctorate from Boston College Law School and an MBA from Suffolk University.

David Gatton, 53, Director of Bodisen - Mr. Gatton joined Bodisen’s Board of Directors on May 1, 2004 as an independent board member. Since 1985 Mr. Gatton has served as the Chairman and President of Development Initiatives, Inc, a Washington, DC-based government relations firm specializing in urban affairs, business development and marketing, serving a variety of public and private clients. Mr. Gatton advises cities, organizations, and companies on business development strategies, public/private partnerships and marketing initiatives. He has advised various organizations on tax reform, economic development initiatives and a variety of environmental laws, including the reauthorization of the following Acts of the United States: the Clean Water Act, the Safe Drinking Water Act, the Resource Conservation and Recovery Act, Superfund and the Clean Air Act. Some of Mr. Gatton’s major accomplishments include: development of U.S. Sino Memorandum of Cooperation between U.S. and China Association of Mayors, development of a national brownfield redevelopment initiative, development of several multifamily low- and moderate-income housing developments, business development strategies for various private firms, and assistance in development of economic development projects for numerous cities. Mr. Gatton holds a B.A. from Cornell College, and a Master’s degree from Harvard University.

Linzhang Zhu, 56, Director of Bodisen – Mr. Zhu joined Bodisen’s Board of Directors as an independent board member following the resignation of Weirui Wan on October 31, 2006. Mr. Zhu was the Vice-Chairman of the Yangling government from December 1997 until 2000. Mr. Zhu was appointed as Chairman of the Yangling government on Dec. 2000 and was retired on Oct. 2006. Mr. Zhu received a degree from China Center Cadre Training Institute in 1993.

RECOMMENDATION AND VOTE REQUIRED

The affirmative vote of the plurality of the shares as of the Record Date that are represented at the Annual Meeting will determine the 5 persons who are elected to the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH NOMINEE AS A DIRECTOR.

PROPOSAL NO. 2 - RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed Kabani & Company, Inc. as our independent auditors for the 2006 fiscal year. A representative from Kabani & Company, Inc. is not expected to be present at the Annual Meeting, but has been invited to attend and to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.

Fees of Independent Auditor

Aggregate fees billed to us by Kabani & Company, Inc. during the fiscal years ended December 31, 2005 and 2004 were:

	2005	2004
Audit Fees	$86,500	$40,500
Audit-Related Fees	$15,000	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
TOTAL	$101,500	$40,500

The Audit Fee for financial statements for the year ended December 31, 2005 was paid in 2006. The Audit-Related Fees include fees for the auditors’ review of our registration statements on Form SB-2.

Audit Fees

This category includes aggregate fees billed by our independent auditors for the audit of our annual financial statements, audit of management’s assessment and effectiveness of internal controls over financial reporting, review of financial statements included in our quarterly reports on Form 10-QSB and services that are normally provided by the auditor in connection with statutory and regulatory filings for those fiscal years.

Audit-Related Fees

This category consists of services by our independent auditors that, including accounting consultations on transaction-related matters, are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees.

Tax Fees

This category consists of professional services rendered for tax compliance and preparation of our corporate tax returns and other tax advice.

All Other Fees

There are no other fees to disclose.

The Audit Committee reviewed and approved all audit and non-audit services provided by Kabani & Company, Inc. and concluded that these services were compatible with maintaining its independence. The Audit Committee approved the provision of all non-audit services by such firm.

Pre-approval Policies and Procedures

In accordance with the SEC’s auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to the Company by its independent auditor.

Prior to the engagement of the independent auditor for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and informs on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis.

Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditor as to whether, in its view, the request is consistent with the SEC’s rules on auditor independence.

The Audit Committee will not grant approval for:

  any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to the Company;

  provision by the independent auditor to the Company of strategic consulting services of the type typically provided by management consulting firms; or

  the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedure during an audit of the Company’s financial statements.

Tax services proposed to be provided by the auditor to any director, officer or employee of the Company who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for the by the Company, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by the Company.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

  whether the service creates a mutual or conflicting interest between the auditor and the Company;

  whether the service places the auditor in the position of auditing his or her own work;

  whether the service results in the auditor acting as management or and employee of the Company; and

  whether the service places the auditor in a position of being an advocate for the Company.

RECOMMENDATION AND VOTE REQUIRED

Ratification of the appointment of the independent public accountants requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting, provided a quorum exists. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

OTHER BUSINESS

The Board of Directors does not presently intend to bring any other business before the meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the notice of annual meeting of stockholders. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

GENERAL INFORMATION

Unless contrary instructions are indicated on the proxy, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR each of the nominees identified in the Proxy Statement with respect to Proposal No. 1. The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of common stock will be voted in accordance with the specifications so made.

A list of the Company’s stockholders of record at the close of business on November 27, 2006, will be available at the Annual Meeting and during the ten days prior thereto, at Two Embarcadero Center, Suite 2000, San Francisco, CA 94111.

HOUSEHOLDING INFORMATION

Only one proxy statement is being delivered to multiple security holders sharing an address, having received prior notice of our intent to deliver one report per address, unless the Company received contrary instructions from one or more of the security holders.

If you and other stockholders of the Company with whom you share an address currently receive multiple copies of annual reports and/or proxy statements, or if you hold stock in more than one account and, in either case, you wish to receive only a single copy of the proxy for your household, please call the Company at +862987074957 or mail a request to the Company at Bodisen Biotech, Inc., North Part of Xinquia Road, Yang Ling AG, High-Tech Industries Demonstration Zone, Yang Ling, People’s Republic of China 712100, with the names in which all accounts are registered and the name of the account for which you wish to receive mailings.

If you only receive a single copy of the proxy for your household and wish to receive a separate copy of the annual report or proxy statement, or if you wish to receive separate copies of future annual reports and/or proxy statements, please call the Company at +862987074957 or mail a request to the Company at Bodisen Biotech, Inc., North Part of Xinquia Road, Yang Ling AG, High-Tech Industries Demonstration Zone, Yang Ling, People’s Republic of China 712100. We will deliver the requested documents promptly upon your request.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE PREPAID ENVELOPE, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

APPENDICES

Appendix A       –       Nominating Committee Charter

Appendix B       –       Audit Committee Charter

Appendix C       –       Compensation Committee Charter

By order of the Board of Directors,

Yongning Zhang
Secretary

December 4, 2006

Appendix A

BODISEN BIOTECH, INC.

Charter for the Nominating Committee
of the Board of Directors

Purpose

     The purpose of the Nominating Committee established pursuant to this charter will be to evaluate and identify individuals qualified to become members of the Board of Director and select the director nominees for the next annual meeting of shareholders. The Nominating Committee shall be committed to ensuring that the nominees for membership on the Board of Directors are of the highest possible caliber and are able to provide insightful, intelligent and effective guidance to the management of the Company

Membership

     The Nominating Committee will be comprised of up to three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Nominating Committee will not be employees of the corporation.

Meetings

     The Nominating Committee will hold at least two meetings per year and such additional meetings as determined by the Committee or its chairperson. A majority of the members of this Committee shall constitute a quorum for the transaction of business. The agenda of each Committee meeting shall be established by the chairperson with the assistance of appropriate members of management. Each Committee member is free to suggest the inclusion of items on the agenda. Each Committee member is free to raise at any Committee meeting subjects that are not on the agenda for that meeting.

Responsibilities

     The Nominating Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

(a)

Identification of the requisite skills and characteristics to be found in individuals qualified to serve as members of the Board of Directors and utilization of such criteria in this Committee’s selection of new directors. The Committee will consider and evaluate candidates submitted by the Stockholders of the Company in accordance with the procedures set forth under Delaware General Corporation Law and such candidates should be evaluated utilizing the criteria described above for candidates identified by the Board of Directors.

(b)	Recommend to the Board of Directors nominees for each Committee.

(c)	Regularly reporting its activities to the Board.

(d)	Evaluating the performance of this Committee.

(e)	Performing such other responsibilities as may be delegated to it by the Board of Directors.

Reports

     The Nominating Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form which will be incorporated as a part of the minutes of the Board of Directors. The Nominating Committee is not required to maintain written minutes of its meetings.

Appendix B

BODISEN BIOTECH, INC.

Charter for the Audit Committee
of the Board of Directors

Purpose

     The purpose of the Audit Committee established pursuant to this charter will be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the corporation, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors form time to time prescribe.

Membership and Power to Act

     The Audit Committee will be comprised of up to three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the corporation. No action of the Committee shall be valid unless taken pursuant to a resolution adopted and approved by at least two members of the Committee.

Meetings

     The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the corporation to review the financial affairs of the corporation. The Audit Committee will meet with the independent auditors of the corporation without any executive director present, at such times as it deems appropriate, to review the independent auditors’ examination and management report.

Responsibilities

     The responsibilities of the Audit Committee shall include:

1.	Nominating the independent auditors;

2.	Reviewing the plan for the audit and related services;

3.	Reviewing audit results and financial statements;

4.

Overseeing the adequacy of the corporation’s system of internal accounting controls and risk management systems, including obtaining from the independent auditors management letters or summaries on such internal accounting controls and risk management systems;

5.	Overseeing the effectiveness of the internal audit function;

6.	Overseeing compliance with the Foreign Corrupt Practices Act; and

7.	Overseeing issues relating to disclosure of auditor’s services, audit committee membership and activities of audit committee members.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it.

Reports

     The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form which will be incorporated as a part of the minutes of the Board of Directors. The Audit Committee is not required to maintain written minutes of its meetings.

Appendix C

BODISEN BIOTECH, INC.

Charter for the Compensation Committee
of the Board of Directors

Purpose

     The purpose of the Compensation Committee established pursuant to this charter will be to make such examinations as are necessary to create and to implement appropriate compensation policies for the executive officers and such other employees of the Company as the Board shall deem appropriate, including performance-based and long-term compensation.

Membership and Power to Act

     The Compensation Committee will be comprised of up to three members of the Board of Directors. Such members will be elected by and serve at the pleasure of the Board.

     In the event that the Committee shall have more than two members and one or more members of the Committee are absent from a meeting of the Committee, the remaining members of the Committee (provided there are at least two such members), acting unanimously, shall have the power to take any action necessary or convenient to the efficient discharge of the foregoing. No action of the Committee shall be valid unless taken pursuant to a resolution adopted and approved by at least two members of the Committee. No employee-member of the Committee, if any, shall participate in any discussions or deliberations relating to such person's own compensation.

Meetings

     The Compensation Committee will meet at such times as it deems appropriate to review the compensation of the executive officers of the Company.

Responsibilities

1.

To establish and review at least annually the Company's general compensation policies applicable to the Company's Chief Executive Officer and other executive officers, including the relationship of the Company's performance to executive compensation generally, and the Chief Executive Officer’s compensation in particular, and the bases for the Chief Executive Officer’s compensation. The Committee's power to establish and review annually the Company's compensation policies applicable to the Company's Chief Executive Officer and other executive officers shall be subject to any modification or veto made by the full Board in its discretion. The Company’s Chief Executive Officer shall not participate in any deliberations concerning his or her compensation;

2.

To review and approve the level of compensation, including salaries, fees, benefits, executive incentive plans, and perquisites, of the Chief Executive Officer and the other executive officers of the Company;

3.

To review and advise the Board concerning the performance of the Chief Executive Officer of the Company and of those other employees whose compensation is within the review jurisdiction of the Committee;

4.	To review and advise the Board (and, if deemed appropriate by the Committee, retain consultants for the purpose of advising the Board) concerning regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of the Company's executive compensation programs among comparable companies in the Company's industry;

5.

To advise the Board concerning the administration of stock compensation plans that may be adopted by the Company from time to time including proposing the employees and parties who are to receive grants of stock or stock options and the terms of such grants;

6.	To perform such other functions and have such other powers as may be necessary or convenient to the efficient discharge of the foregoing; and

7.	To report to the Board of Directors regarding the foregoing from time to time, or whenever it shall be called upon to do so.

Reports

     The Compensation Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form which will be incorporated as a part of the minutes of the Board of Directors. The Compensation Committee is not required to maintain written records of its meetings.

BODISEN BIOTECH, INC. North Part of Xinquia Road, Yang Ling AG High-Tech Industries Demonstration Zone Yang Ling, People’s Republic of China 712100

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Bodisen Biotech, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	BODIS1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BODISEN BIOTECH, INC.

Vote on Directors			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	To elect the following 5 nominees as members of the Board of Directors to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified:		☐	☐	☐

Nominees:

1. Qiong Wang 2. Bo Chen 3. Patrick McManus 4. David Gatton 5. Linzhang Zhu

			For	Against	Abstain
2.	To ratify the appointment of Kabani & Company, Inc. as the Company’s independent auditors.		☐	☐	☐

3.	To transact any other business as may properly be presented at the annual meeting or any adjournment or postponement thereof.		☐	☐	☐

Please sign exactly as the name or names appear(s) on your stock certificate(s). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)			Date

BODISEN BIOTECH, INC.

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, December 27, 2006

The undersigned hereby (a) acknowledges receipt of notice of the 2006 Annual Meeting of Stockholders, (b) appoints Qiong Wang, David Gatton and Patrick McManus, or any of them, each with full power of substitution, as the true and lawful attorneys, agents and proxy holders of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders, to be held at Two Embarcadero Center, Suite 2000, San Francisco, CA 94111 on Wednesday, December 27, 2006 at 11:00 a.m. Pacific time, or any adjournments or postponements thereof, (c) authorizes each of them to vote the number of shares of Company common stock the undersigned would be entitled to vote if personally present on the matters set forth on the reverse side, and (d) revokes any proxies heretofore given.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
AND WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF ANY DIRECTION,
THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR
THE BOARD OF DIRECTORS, THE RATIFICATION OF THE APPOINTMENT OF KABANI & COMPANY AS THE INDEPENDENT AUDITORS, AND THE TRANSACTION OF ANY OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING, LISTED ON THE REVERSE SIDE.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED REPLY ENVELOPE.

(continued and to be signed on the reverse side)